Prospectus

February 28, 2005

Putnam Income Fund

Class A, B, C, M and R shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See "How do I buy fund shares?" for details.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 6  What are the fund's main investment strategies and related risks?

10  Who manages the fund?

14  How does the fund price its shares?

14  How do I buy fund shares?

21  How do I sell fund shares?

23  How do I exchange fund shares?

24  Policy on excessive short-term trading

27  Fund distributions and taxes

29  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1995      19.81%
1996       4.04%
1997       8.40%
1998       3.65%
1999      -2.03%
2000       7.71%
2001       7.78%
2002       8.41%
2003       4.60%
2004       4.33%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 6.49% (quarter ending 6/30/95) and the lowest return for a quarter was -2.55% (quarter ending 3/31/96).

Average Annual Total Returns (for periods ending 12/31/04)
------------------------------------------------------------------------------
                                             Past        Past       Past
                                             1 year      5 years    10 years
------------------------------------------------------------------------------
Class A before taxes                         -0.40%      5.57%      6.06%
Class A after taxes on distributions         -1.36%      3.64%      3.73%
Class A after taxes on distributions
and sale of fund shares                      -0.27%      3.54%      3.71%
Class B before taxes                         -1.43%      5.43%      5.76%
Class C before taxes                          2.58%      5.76%      5.75%
Class M before taxes                          0.85%      5.64%      5.93%
Class R before taxes                          4.13%      6.29%      6.29%
Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)    4.34%      7.71%      7.72%
------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after 12/31/03); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/04 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class C shares (7/26/99) and class R shares (1/21/03), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class C and class R shares.

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)*
------------------------------------------------------------------------------
                              Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of the
offering price)                 4.50%      NONE      NONE     3.25%      NONE

Maximum Deferred
Sales Charge
(Load) (as a
percentage of the
original purchase
price or redemption
proceeds, whichever
is lower)                        NONE**   5.00%     1.00%      NONE**    NONE

Maximum
Redemption Fee***
(as a percentage
of total redemption
proceeds)                       2.00%     2.00%     2.00%     2.00%     2.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Annual Fund Operating Expenses+
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                               Total Annual
                   Management   Distribution     Other         Fund Operating
                   Fees         (12b-1) Fees     Expenses      Expenses
------------------------------------------------------------------------------
Class A            0.51%        0.25%            0.23%         0.99%
Class B            0.51%        1.00%            0.23%         1.74%
Class C            0.51%        1.00%            0.23%         1.74%
Class M            0.51%        0.50%            0.23%         1.24%
Class R            0.51%        0.50%            0.23%         1.24%
------------------------------------------------------------------------------

  * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" for details.

 ** A deferred sales charge of up to 1.00% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

  + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                         1 year        3 years       5 years     10 years
------------------------------------------------------------------------------
Class A                  $546          $751          $972        $1,608
Class B                  $677          $848        $1,144        $1,853*
Class B
(no redemption)          $177          $548          $944        $1,853*
Class C                  $277          $548          $944        $2,052
Class C
(no redemption)          $177          $548          $944        $2,052
Class M                  $447          $706          $984        $1,776
Class R                  $126          $393          $681        $1,500
------------------------------------------------------------------------------

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade and are generally known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in derivatives including futures, options, swap contracts, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $300,184 in brokerage commissions during the last fiscal year, representing 0.01% of the fund's average net assets. Of this amount, no payments were made to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.00% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

------------------------------------------------------------------------------
Turnover Comparison
------------------------------------------------------------------------------
                         2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Income Fund       441%       251%       268%       234%       207%

Lipper Corporate
Debt Funds A Rated*      148%       164%       146%       160%       141%
------------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2004.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.51% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown.

------------------------------------------------------------------------------
                                                  Positions Over
Portfolio Leader     Since    Employer            Past Five Years
------------------------------------------------------------------------------
Kevin M. Cronin      2002     Putnam Management   Chief Investment Officer,
                              1997 - Present      Core Fixed Income, Fixed
                                                  Income Money Market and
                                                  Tax Exempt Fixed Income
------------------------------------------------------------------------------
                                                  Positions Over
Portfolio Member     Since    Employer            Past Five Years
------------------------------------------------------------------------------
Rob A. Bloemker      2002     Putnam Management   Mortgage Specialist,
                              1999 - Present      Core Fixed Income
------------------------------------------------------------------------------

* Fund ownership. The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's current and prior fiscal years, November 30, 2004 and November 30, 2003, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.




Fund Portfolio Leader and Portfolio Member
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin M. Cronin     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Rob A. Bloemker     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------



* Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund's fiscal year-end, Kevin M. Cronin was also a Portfolio Leader, and Rob A. Bloemker was also a Portfolio Member, of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. Kevin M. Cronin was also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund. Kevin M. Cronin and Rob A. Bloemker may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Member occurred during the fiscal year ended October 31, 2004. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include James M. Prusko (May 2002 to June
  2002).

* Investment in the fund by Putnam employees and the Trustees. As of November 30, 2004, all of the 13 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

------------------------------------------------------------------------------
                         Fund               All Putnam funds
------------------------------------------------------------------------------
Putnam employees         $4,051,000         $463,815,000
------------------------------------------------------------------------------
Trustees                   $314,000          $47,311,000
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Corporate Debt Funds A Rated, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 4.50%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

Initial sales charges for class A and M shares
------------------------------------------------------------------------------
                          Class A sales charge      Class M sales charge
                           as a percentage of:*      as a percentage of:*
------------------------------------------------------------------------------
Amount of purchase       Net amount     Offering   Net amount     Offering
at offering price ($)     invested       price**    invested       price**
------------------------------------------------------------------------------
Under 50,000                4.71%        4.50%        3.36%       3.25%
50,000 but under
100,000                     4.44         4.25         2.30        2.25
100,000 but under
250,000                     3.36         3.25         1.52        1.50
250,000 but under
500,000                     2.56         2.50         1.01        1.00
500,000 but under
1,000,000                   2.04         2.00         NONE        NONE
1,000,000 and above         NONE         NONE         NONE        NONE
------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts:"

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Management's website at www.putnaminvestments.com/individual by selecting "Mutual Funds," and in the SAI.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within one year of purchase and a 0.50% deferred sales charge if redeemed in the second year after purchase. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.50% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

You can sell your shares back to the fund any day the NYSE is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading.

The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from accounts established as part of a Section 529 college savings plan, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000.
The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. The short-term trading fee will not apply in certain circumstances, such as exchanges in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs and taxable distributions to shareholders.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which may reduce the fund's performance and dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Manage ment monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.69         $6.59         $6.69         $6.29         $6.44
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .19 (d)       .24           .32           .38           .43
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .19           .11          (.07)          .43          (.16)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .38           .35           .25           .81           .27
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.20)         (.25)         (.35)         (.41)         (.42)
------------------------------------------------------------------------------------------------------------
From return of capital                      --            --            --            -- (e)        --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.20)         (.25)         (.35)         (.41)         (.42)
------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)        --            --            --            --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.87         $6.69         $6.59         $6.69         $6.29
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    5.70          5.45          3.93         13.39          4.39
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $985,939    $1,279,779    $1,339,061    $1,251,190      $946,755
------------------------------------------------------------------------------------------------------------
Ratio of expenses
to average net assets (%)(c)               .99 (d)       .93           .92           .95           .95
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.83 (d)      3.64          4.84          5.93          6.86
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  441.06        251.00 (f)    268.10 (f)    233.83 (f)    207.35
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market
    Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.65         $6.55         $6.65         $6.25         $6.41
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .14 (d)       .19           .27           .33           .38
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .18           .11          (.07)          .44          (.17)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .32           .30           .20           .77           .21
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.15)         (.20)         (.30)         (.37)         (.37)
------------------------------------------------------------------------------------------------------------
From return of capital                      --            --            --            -- (e)        --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.15)         (.20)         (.30)         (.37)         (.37)
------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)        --            --            --            --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.82         $6.65         $6.55         $6.65         $6.25
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    4.79          4.68          3.19         12.63          3.46
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $323,527      $520,692      $555,668      $474,783      $373,336
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.74 (d)      1.68          1.67          1.70          1.70
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.12 (d)      2.90          4.07          5.19          6.11
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  441.06        251.00 (f)    268.10 (f)    233.83 (f)     207.35
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market
    Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.67         $6.57         $6.67         $6.27         $6.43
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .14 (d)       .20           .26           .32           .39
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .18           .11          (.06)          .45          (.17)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .32           .31           .20           .77           .22
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.15)         (.21)         (.30)         (.37)         (.38)
------------------------------------------------------------------------------------------------------------
From return of capital                      --            --            --            -- (e)        --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.15)         (.21)         (.30)         (.37)         (.38)
------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)        --            --            --            --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.84         $6.67         $6.57         $6.67         $6.27
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    4.79          4.70          3.18         12.61          3.53
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $29,059       $42,946       $39,017       $34,545       $10,363
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.74 (d)      1.68          1.67          1.70          1.70
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.10 (d)      2.88          4.04          5.03          6.17
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  441.06        251.00 (f)    268.10 (f)    233.83 (f)    207.35
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market
    Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.63         $6.54         $6.64         $6.25         $6.41
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .17 (d)       .23           .30           .37           .42
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .18           .10          (.06)          .42          (.17)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .35           .33           .24           .79           .25
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.18)         (.24)         (.34)         (.40)         (.41)
------------------------------------------------------------------------------------------------------------
From return of capital                      --            --            --            -- (e)        --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.18)         (.24)         (.34)         (.40)         (.41)
------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)        --            --            --            --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.80         $6.63         $6.54         $6.64         $6.25
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    5.40          5.12          3.77         13.10          4.05
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $556,725      $884,380    $1,465,393    $1,024,351    $1,066,539
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.24 (d)      1.18          1.17          1.20          1.20
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.62 (d)      3.48          4.56          5.74          6.61
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  441.06        251.00 (f)    268.10 (f)    233.83 (f)    207.35
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market
    Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------
                                                             For the
                                                              period
                                                  Year      January 21,
Per-share                                         ended      2003+ to
operating performance                          October 31   October 31
--------------------------------------------------------------------------
                                                   2004         2003
--------------------------------------------------------------------------
Net asset value,
beginning of period                               $6.69        $6.65
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (a)                           .18 (d)      .18
--------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 .18          .03
--------------------------------------------------------------------------
Total from
investment operations                               .36          .21
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net
investment income                                  (.18)        (.17)
--------------------------------------------------------------------------
Total distributions                                (.18)        (.17)
--------------------------------------------------------------------------
Redemption fees                                      -- (e)       --
--------------------------------------------------------------------------
Net asset value,
end of period                                     $6.87        $6.69
--------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             5.47         3.14*
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $62           $1
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.24 (d)      .92*
--------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          2.57 (d)     2.65*
--------------------------------------------------------------------------
Portfolio turnover (%)                           441.06       251.00 (f)
--------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.


Glossary of terms

-------------------------------------------------------------------------------
Bond             An IOU issued by a government or corporation that
                 usually pays interest.
-------------------------------------------------------------------------------
Capital          A profit or loss on the sale of securities (generally
gain/loss        stocks or bonds).
-------------------------------------------------------------------------------
Class A, B, C,   Types of shares, each class offering investors a different
M, R, T shares   way to pay sales charges and distribution fees. A fund's
                 prospectus explains the availability and attributes of
                 each type.
-------------------------------------------------------------------------------
Common           A unit of ownership of a corporation.
stock
-------------------------------------------------------------------------------
Distribution     A payment from a mutual fund to shareholders. It may
                 include interest from bonds and dividends from stocks
                 (dividend distributions). It may also include profits from the sale of securities from the fund's portfolio (capital
                 gains distributions).
-------------------------------------------------------------------------------
Net asset        The value of one share of a mutual fund without regard
value (NAV)      to sales charges. Some bond funds aim for a steady NAV,
                 representing stability; most stock funds aim to raise NAV, representing growth in the value of an investment.
-------------------------------------------------------------------------------
Public offering  The purchase price of one class A or class M share
price (POP)      of a mutual fund, including the applicable "front-end"
                 sales charge.
-------------------------------------------------------------------------------
Short-term       Fee charged to shareholders of certain funds who
trading fee      redeem fund shares that they have held for less than a
                 stated minimum amount of time. Short-term trading fees
                 are withheld from the proceeds of the shareholder's
                 redemption and are payable to the fund.
-------------------------------------------------------------------------------
Total return     A measure of performance showing the change in the
                 value of an investment over a given period, assuming all
                 earnings are reinvested.
-------------------------------------------------------------------------------
Yield            The percentage rate at which a fund has earned
                 income from its investments over the indicated period.


Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more). The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more   monthly, quarterly,
semiannually, or annually from your Putnam mutual fund account valued at $5,000 or more.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 2.00% short-term trading fee will apply to exchanges of shares from Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% short-term trading fee may apply to exchanges of shares of certain Putnam funds that occur within 6 to 90 days of purchase. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds offered to the public. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Floating Rate Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust
Putnam Income Fund
Putnam Limited Duration Government Income Fund c
Putnam Money Market Fund d
Putnam Prime Money Market Fund d
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam AMT-Free Insured Municipal Fund e
Putnam Municipal Income Fund b
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund d
Putnam Tax-Free High Yield Fund

Putnam State Tax-Free Income Funds f

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

PUTNAM RETIREMENTREADY[REGISTRATION MARK] FUNDS

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

a As of  12/31/04.

b Closed to new investors.

c Prior to 11/30/04, Putnam Intermediate U.S. Government Income Fund.

d An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.

e Prior to 11/30/04, Putnam Tax-Free Insured Fund.

f Not available in all states.


For more information
about Putnam
Income Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.





Communications from Putnam other than those included with the prospectus in this package are provided in the English language.




PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-00653               NP035 221634 2/05




Prospectus

February 28, 2005

Putnam Income Fund

Class A shares -- for eligible retirement plans
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

12  How does the fund price its shares?

12  How do I buy fund shares?

14  How do I sell fund shares?

15  How do I exchange fund shares?

16  Policy on excessive short-term trading

18  Fund distributions and taxes

19  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995        19.81%
1996         4.04%
1997         8.40%
1998         3.65%
1999        -2.03%
2000         7.71%
2001         7.78%
2002         8.41%
2003         4.60%
2004         4.33%

During the periods shown in the bar chart, the highest return for a quarter was 6.49% (quarter ending 6/30/95) and the lowest return for a quarter was -2.55% (quarter ending 3/31/96).

Average Annual Total Returns (for periods ending 12/31/04)
-------------------------------------------------------------------------
                                   Past       Past       Past
                                   1 year     5 years    10 years
-------------------------------------------------------------------------
Class A                            4.33%      6.55%      6.54%
Lehman Aggregate Bond Index        4.34%      7.71%      7.72%
-------------------------------------------------------------------------

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans.

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------
Maximum Sales Charge (Load)                      NONE

Maximum Deferred Sales Charge (Load)             NONE

Maximum Redemption Fee*
(as a percentage of total
redemption proceeds)                            2.00%
-------------------------------------------------------------------------

Annual Fund Operating Expenses+
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------
                            Distri-                     Total
                            bution                      Annual
           Management       (12b-1)       Other         Fund Operating
           Fees             Fees          Expenses      Expenses
-------------------------------------------------------------------------
Class A    0.51%            0.25%         0.23%         0.99%
-------------------------------------------------------------------------

* A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

+ See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------
                   1 year        3 years       5 years     10 years
-------------------------------------------------------------------------
Class A            $101          $315          $547        $1,213
-------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade and are generally known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in derivatives including futures, options, swap contracts, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $300,184 in brokerage commissions during the last fiscal year, representing 0.01% of the fund's average net assets. Of this amount, no payments were made to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.00% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

-------------------------------------------------------------------------------
Turnover Comparison
-------------------------------------------------------------------------------
                         2004        2003        2002        2001        2000
-------------------------------------------------------------------------------
Putnam Income Fund       441%        251%        268%        234%        207%

Lipper Corporate
Debt Funds A Rated*      148%        164%        146%        160%        141%
-------------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2004.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.51% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown.

-------------------------------------------------------------------------
                                               Positions Over
Portfolio Leader   Since      Employer         Past Five Years
-------------------------------------------------------------------------
Kevin M. Cronin    2002       Putnam           Chief Investment Officer,
                              Management       Core Fixed Income, Fixed
                              1997 - Present   Income Money Market and
                                               Tax Exempt Fixed Income
-------------------------------------------------------------------------
                                               Positions Over
Portfolio Member   Since      Employer         Past Five Years
-------------------------------------------------------------------------
Rob A. Bloemker    2002       Putnam           Mortgage Specialist,
                              Management       Core Fixed Income
                              1999 - Present
-------------------------------------------------------------------------

* Fund ownership. The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's current and prior fiscal years, November 30, 2004 and November 30, 2003, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



Fund Portfolio Leader and Portfolio Member
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin M. Cronin     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Rob A. Bloemker     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------


* Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund's fiscal year-end, Kevin M. Cronin was also a Portfolio Leader, and Rob A. Bloemker was also a Portfolio Member, of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. Kevin M. Cronin was also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund. Kevin M. Cronin and Rob A. Bloemker may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Member occurred during the fiscal year ended October 31, 2004. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include James M. Prusko (May 2002 to June
  2002).

* Investment in the fund by Putnam employees and the Trustees. As of November 30, 2004, all of the 13 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

-----------------------------------------------------------------------
                         Fund               All Putnam funds
-----------------------------------------------------------------------
Putnam employees         $4,051,000         $463,815,000
-----------------------------------------------------------------------
Trustees                   $314,000          $47,311,000
-----------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Corporate Debt Funds A Rated , is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay
  $5 million in restitution and an administrative fine of $50 million.
  The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading.

For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which may reduce the fund's performance and dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.69         $6.59         $6.69         $6.29         $6.44
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .19 (d)       .24           .32           .38           .43
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .19           .11          (.07)          .43          (.16)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .38           .35           .25           .81           .27
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.20)         (.25)         (.35)         (.41)         (.42)
------------------------------------------------------------------------------------------------------------
From return of capital                      --            --            --            -- (e)        --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.20)         (.25)         (.35)         (.41)         (.42)
------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)        --            --            --            --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.87         $6.69         $6.59         $6.69         $6.29
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    5.70          5.45          3.93         13.39          4.39
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $985,939    $1,279,779    $1,339,061    $1,251,190     $946,755
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .99 (d)       .93           .92           .95           .95
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.83 (d)      3.64          4.84          5.93          6.86
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  441.06        251.00 (f)    268.10 (f)    233.83 (f)    207.35
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



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[This page left intentionally blank]




[This page left intentionally blank]


For more information
about Putnam
Income Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.





Communications from Putnam other than the prospectus and related supplements are provided in the English language.




PUTNAM INVESTMENTS

                          One Post Office Square
                          Boston, Massachusetts 02109
                          1-800-752-9894

                          Address correspondence to
                          Putnam Investor Services
                          P.O. Box 9740
                          Providence, Rhode Island 02940-9740

                          www.putnaminvestments.com

DA035 222311 2/05         File No. 811-00653




Prospectus

February 28, 2005

Putnam Income Fund

Class Y shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

12  How does the fund price its shares?

12  How do I buy fund shares?

14  How do I sell fund shares?

15  How do I exchange fund shares?

16  Policy on excessive short-term trading

18  Fund distributions and taxes

19  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995           20.08%
1996            4.24%
1997            8.76%
1998            3.90%
1999           -1.69%
2000            7.89%
2001            8.12%
2002            8.73%
2003            4.83%
2004            4.54%


During the periods shown in the bar chart, the highest return for a quarter was 6.56% (quarter ending 6/30/95) and the lowest return for a quarter was -2.50% (quarter ending 3/31/96).

Average Annual Total Returns (for periods ending 12/31/04)
------------------------------------------------------------------------------
                                   Past       Past       Past
                                   1 year     5 years    10 years
------------------------------------------------------------------------------
Class Y                            4.54%      6.81%      6.81%
Lehman Aggregate Bond Index        4.34%      7.71%      7.72%
------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (Load)                       NONE

Maximum Deferred Sales Charge (Load)              NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)   2.00%
------------------------------------------------------------------------------

Annual Fund Operating Expenses+
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                                Total Annual
                                 Management       Other         Fund Operating
                                 Fees             Expenses      Expenses
------------------------------------------------------------------------------
Class Y                          0.51%            0.23%         0.74%
------------------------------------------------------------------------------

* A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

+ See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class Y                $76          $237          $411         $918
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade and are generally known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in derivatives including futures, options, swap contracts, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $300,184 in brokerage commissions during the last fiscal year, representing 0.01% of the fund's average net assets. Of this amount, no payments were made to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class Y shares results in a "combined cost ratio" of 0.75% of the fund's average net assets for class Y shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

------------------------------------------------------------------------------
Turnover Comparison
------------------------------------------------------------------------------
                          2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Income Fund        441%       251%       268%       234%       207%

Lipper Corporate
Debt Funds A Rated*       148%       164%       146%       160%       141%
------------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2004.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.51% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown.

------------------------------------------------------------------------------
                                                 Positions Over
Portfolio Leader    Since    Employer            Past Five Years
------------------------------------------------------------------------------
Kevin M. Cronin     2002     Putnam              Chief Investment Officer,
                             Management          Core Fixed Income, Fixed
                             1997 - Present      Income Money Market and
                                                 Tax Exempt Fixed Income
------------------------------------------------------------------------------
                                                 Positions Over
Portfolio Member    Since    Employer            Past Five Years
------------------------------------------------------------------------------
Rob A. Bloemker     2002     Putnam              Mortgage Specialist,
                             Management          Core Fixed Income
                             1999 - Present
------------------------------------------------------------------------------

* Fund ownership. The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's current and prior fiscal years, November 30, 2004 and November 30, 2003, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



Fund Portfolio Leader and Portfolio Member
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin M. Cronin     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Rob A. Bloemker     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------



* Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund's fiscal year-end, Kevin M. Cronin was also a Portfolio Leader, and Rob A. Bloemker was also a Portfolio Member, of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. Kevin M. Cronin was also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund. Kevin M. Cronin and Rob A. Bloemker may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Member occurred during the fiscal year ended October 31, 2004. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include James M. Prusko (May 2002 to June
  2002).

* Investment in the fund by Putnam employees and the Trustees. As of November 30, 2004, all of the 13 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

------------------------------------------------------------------------------
                         Fund               All Putnam funds
------------------------------------------------------------------------------
Putnam employees         $4,051,000         $463,815,000
------------------------------------------------------------------------------
Trustees                   $314,000          $47,311,000
------------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Corporate Debt Funds A Rated, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associ ated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. A defined contribution plan (including a corporate
  IRA) is eligible to purchase class Y shares if approved by Putnam and if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or the average investment in Putnam-managed assets of accounts in the plan is at least $30,000; or

* the plan's sponsor confirms a good faith expectation that, within such period after initial purchase as is agreed by the sponsor and Putnam, investments in Putnam-managed assets will attain the level or average account size specified above, using the higher of purchase price or current market value, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, bank trust departments and trust companies, other defined contribution plans, and other Putnam funds and Putnam investment products, if approved by Putnam, are also eligible to purchase class Y shares.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.

For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which may reduce the fund's performance and dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended October 31
------------------------------------------------------------------------------------------------------------
                                          2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.72         $6.63         $6.72         $6.31         $6.46
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .21 (d)       .26           .33           .39           .45
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .19           .10          (.06)          .45          (.17)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .40           .36           .27           .84           .28
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.21)         (.27)         (.36)         (.43)         (.43)
------------------------------------------------------------------------------------------------------------
From return of capital                      --            --            --            -- (e)        --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.21)         (.27)         (.36)         (.43)         (.43)
------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)        --            --            --            --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.91         $6.72         $6.63         $6.72         $6.31
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    6.06          5.50          4.26         13.73          4.58
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $880,124      $712,232      $530,302      $234,826      $194,267
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .74 (d)       .68           .67           .70           .70
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.01 (d)      3.82          5.03          6.23          7.11
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  441.06        251.00 (f)    268.10 (f)    233.83 (f)    207.35
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market
    Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



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For more information
about Putnam
Income Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.




Communications from Putnam other than the prospectus and related supplements are provided in the English language.



PUTNAM INVESTMENTS


                      One Post Office Square
                      Boston, Massachusetts 02109
                      1-800-752-9894

                      Address correspondence to
                      Putnam Investor Services
                      P.O. Box 9740
                      Providence, Rhode Island 02940-9740

                      www.putnaminvestments.com

DY035 222312 2/05     File No. 811-00653